UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2010

Item 1.         Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53328

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Commentary

"Markets Pushed Back"

As the shareholder letters of the past year discussed in great detail, governments around the globe responded aggressively to the threat of economic collapse. As consumer spending and corporate investment dried up (2009 decline of $1.5 trillion in the U.S.), governments stepped into the breach with stimulus spending and guarantees of prominent financial institutions (also collectively known as the fiscal kitchen sink).

One can debate ad infinitum whether such actions were justified, but their impact on equity and credit markets was clear. Panic about the viability of the banking system was removed. In its place, most markets began functioning again. Economic growth in the developed economies (U.S., Europe) benefited in the short term from the spending.

Readers of our recent letters know these programs were not a free lunch. Deficits ballooned as tax revenues fell and stimulus and benefit payments increased. These actions have led to sharp increases in the amount of outstanding government debt compared to the size of economies. Among OECD (Organization for Economic Co-operation and Development) countries, the average ratio of government debt-to-GDP (Gross Domestic Product) was 44% in 2006 and is expected to rise to 71% in 2010. According to the EU (European Union) statistics office, the ratio reached 79% last year for all the countries of the Euro region. That level of debt became an issue for the markets when combined with forecasts that anticipated deficits would continue growing faster than the underlying economies for many years to come. Exacerbating the problem are healthcare and pension costs of the developed countries' aging populations. According to projections by the International Monetary Fund (IMF), in mid-2009 the net present value of government healthcare and pension obligations until 2050 was equal to 500% of GDP in the U.S., 335% of GDP in the U.K. and between 200-300% of GDP in other major European countries. Despite the short-term benefits of expanding deficits during recessions, government indebtedness in the developed countries looked high and headed to unsustainable levels.

We were not alone in discussing these phenomena, but until the events of May/June that occurred in Europe, governments appeared unwilling to modify the policy of running expanded deficits to support their economies. That all changed after markets pushed back against attempts in March by the Greek government to roll over its maturing debt. Spreads between Euro government debt and corporate debt widened significantly. This precipitated the announcement of a $1 trillion package to provide emergency loans to needy governments. Despite this structure, concerns grew about Europe's banks because government and corporate bonds from Greece, Portugal, Spain, Italy and Ireland filled their balance sheets. According to Bank of International Settlements (BIS) data as of December 2009, those five troubled countries represented $2.8 trillion of the $10 trillion in total euro credit exposure held by Europe's banks. Looking at the data differently, the BIS showed that the banks of Belgium, France, Germany, Italy and Netherlands collectively held 17% of all Greek government debt, equivalent to 6.5% of these banks' Tier 1 capital. Their exposures to the government debt of Spain and Portugal accounted for another 8.9% and 4.1% of their Tier 1 capital, respectively. Investors worried anew about bank capital adequacy and credit exposure. This time it was not about exposure to U.S. subprime borrowers, but to the consumers and companies of Greece, Portugal, Spain, Italy and Ireland impacted by the new austerity measures. Greece had become the canary in the coal mine, warning about fiscal profligacy.

Implications

Due to the looming demographic challenges in developed economies, we expect markets over the next several years will continue to demand that governments reduce fiscal deficits. Instead of the smaller countries like Greece and Ireland, attention will turn to countries with larger economies. Arguing against such reductions will be the affected recipients. Voters in Europe feel entitled to the social safety net that broadened over the last fifty years. In the U.S., lifestyle expectations demand a vibrant economy that produces jobs to fuel consumption. Workers in both geographies are unlikely to be satisfied with the coming changes. It is entirely possible that the struggle between the need for cuts and those resisting them could ultimately lead to serious social unrest. Even if actual social strife is avoided, political uncertainty will overhang the next few years.

After the events in Greece, when governments flipped from expansion to fiscal tightening, it was clear that it would put a damper on economic growth in their economies. If deficit reductions promised by these governments fail to materialize, we would expect market anxiety to resurface and the events of the last six months to repeat, dampening growth. On the other hand, if the proposed plans are executed, through tax increases or reduced spending, it is hard to foresee growth accelerating. Much attention has recently focused on whether the U.S. economy will fall into a double-dip recession. We believe that misses the larger point. If it happens, markets will weaken, government will stimulate, and the whole cycle will start again. If the economy avoids the second dip, we expect the level of economic growth for the next five years to be lower than the five years that preceded the downturn.

Portfolio Response

Ideally, new investments for the portfolio will have less than average dependence on economic tailwinds. Three companies we own currently that fit this description are Copart, Lincare and O'Reilly. Copart manages auctions for salvage vehicles. The most important generator of demand for Copart's services is the auto accident rate in the U.S. and U.K. The number of these totaled vehicles available to Copart has only a modest correlation with economic activity. Lincare's customers' demand for home oxygen or other respiratory services is driven by smoking rates decades ago and is independent of current economic growth. O'Reilly's business is somewhat countercyclical as an economic slowdown requires consumers to hold onto their cars longer, requiring more repair parts sold by the chain.

When considering new investments, we are also favoring companies with broad geographic sales exposure. Sales to other parts of the world are not an ironclad requirement, but we believe companies with that profile have advantages. Global businesses are diversified against problems in individual markets. Exposure to different geographies also provides more opportunities for reinvestment. Foreign operations additionally provide a valuable currency hedge.

The recent market decline is creating potential new investment opportunities for the portfolio. Several companies we've been watching from afar are getting closer to attractive purchase valuations. As always, however, we remain disciplined about not paying too much for any business, no matter how virtuous the model. Even with our typical multi-year holding period, we believe the price we pay for an investment is one of the key determinants of the investment return.

Performance

For the second quarter, Perennial was down 9%, better than the broad market S&P 500 (down 11.4%) and in line with benchmark Russell 2500 (down 10%).

Not surprisingly, the weakest portfolio companies in a weak quarter were oil-service stocks and companies viewed as economically sensitive. In the first group, our oil-service companies all have some leverage to deepwater activity (we will discuss this in more detail later in the letter). Noble Corp. declined 26%, FMC Technologies was down 19%, and Helix declined 17%.

In the economically sensitive group, retailer CarMax declined 21% while Signet Jewelers lost 15%. Also weak were Manpower (down 24%), Brady (down 20%), Zebra (down 14%), and ScanSource (down 13%).

Up stocks were rare, and generally driven by company-specific news. O'Reilly Automotive continued the highly successful consolidation of its CSK acquisition. First quarter EPS (earnings per share) were 70 cents versus 46 cents last year. The stock gained 14%. Lincare continued to gain market share as declining reimbursement rates hurt less efficient competitors. The stock rose 9%. WABCO continues to improve its profitability as world-wide truck markets showed signs of revival. The stock was up 5%.

For the year-to-date period, the best- and worst-performing portfolio stocks were remarkably similar to the second quarter. Oil-service and economically sensitive names dominated the down list, while Lincare (+31%), O'Reilly (+25%), and WABCO (+22%) were the three best performers.

The table below shows performance for both Perennial and the benchmark Russell 2500, as well as the leading large-cap indexes. Relative returns have been strong for most periods with the 10-year results especially good.

	Periods Ended June 30, 2010
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Perennial**	(8.5)%	(2.7)%	(5.1)%	1.6%	8.1%
Russell 2500	(10.0)	(1.7)	(8.0)	1.0	4.1
S&P 500	(11.4)	(6.7)	(9.8)	(0.8)	(1.6)
Nasdaq	(11.8)	(6.6)	(5.9)	1.4	(5.5)

*  Annualized returns

**  The returns are shown at net asset value and do not reflect deduction of the maximum sales charge of 5.25% which, if reflected, would reduce the performance shown.

Company Discussion

On April 20, BP's Macondo well drilled by Transocean's Deepwater Horizon semi in the Gulf of Mexico sustained a blowout that quickly led to a fire that consumed the vessel.

We will not dwell on the environmental disaster to the Gulf region that resulted from the blowout nor on the more personal hardships suffered by those who work in the region. We will, however, try to provide some insights into how the blowout might affect the oil and gas industry long term and its impact on our portfolio.

Though there remains much uncertainty as to how the BP blowout will likely affect future deepwater drilling, several points seem clear. First, government regulation of offshore drilling will get tougher, enforcement will get stricter, and drilling times and costs will increase. With oil and gas a worldwide business, the impact of these changes will vary. In the U.S. we will undoubtedly see more inspections and higher equipment standards. The cost structure in the Gulf of Mexico will go up and higher oil and gas prices will be needed to make some projects economic.

The regulatory environment outside the U.S. is more opaque, however, relative to both regulations and enforcement levels. In the North Sea we clearly already have tough rules and good enforcement. We would not expect project economics there to be significantly impacted by any changes.

The situation in Brazil and West Africa is much less clear. Our best guess is that regulations and enforcement are pretty good in Brazil, but will get stricter. In West Africa, which of course includes many countries (including Angola, Republic of Congo, Sierra Leone, Gabon, Nigeria, Ghana, Liberia, etc.), enforcement is likely erratic now, but certain to increase.

Second, the super majors (Exxon, Shell, BP, Chevron, and Total) and many national oil companies will show a preference for hiring larger and more experienced drilling contractors, as well as higher-spec vessels for deepwater activity. This will benefit companies like Noble and Transocean, who should be able to realize somewhat higher day rates and utilization.

Third, more deepwater assets will be put up for sale, especially by owners of uncontracted spec-built assets. (See later comments on Noble's purchase of Frontier Drilling)

Other issues important to deepwater activity remain hard to call:

•  Is there enough incremental non-U.S. deepwater demand to soak up capacity now idled in the Gulf of Mexico?

•  How long will the U.S. drilling moratorium last?

•  How much drilling supply will be absorbed by longer well drilling times driven by new regs and better enforcement?

•  With the likely changes in liability caps, and substantial increases in insurance costs, how many prospects, both deep and shallow, will become uneconomic?

In the short term, the impact of the BP blowout on our portfolio varies. Helix, a relatively small portfolio position, is seeing increased activity in the Gulf, providing two vessels directly supporting BP's efforts to recover and process the oil from the Macondo blowout. In the longer term, a possible lower level of project activity in the Gulf would be a negative for Helix, which it would likely counter by moving assets into international markets.

The drilling moratorium is clearly a short-term negative for FMC Technologies' Gulf of Mexico business. The company supplies subsea trees which sit on the wellheads on the ocean floor. These trees are installed inbetween completion of a development well and its start of production. Although tree installation is not forbidden by the moratorium, development wells are being deferred, as are their tree orders. Fortunately, only about 10-15% of FMC's total revenues are tied to the deepwater Gulf of Mexico. Outside of the Gulf, we see strong long term prospects for the company in Brazil and West Africa. Year to date their bookings of international orders have totaled about $700 million, and several large project awards expected in the second half of 2010. The longer-term prospects are mixed. Clearly, lower Gulf activity is a negative, but trees which are purchased are likely to be more highly engineered and expensive than current ones.

Clearly, Noble is not a short-term beneficiary of the moratorium. The company has renegotiated the contracts on five of its six semis in the Gulf. Noble agreed to accept lower standby rates to cover staffing costs until the moratorium ends in exchange for maintaining the amount of time left on the contracts at a normal rate. This effectively maintains their Gulf backlog, but defers the cash flows from it until the moratorium ends. Post moratorium the picture is mixed. There is likely less U.S. activity, but this could be offset by slower drilling times and Noble's position as a top-tier contractor and buyer of distressed deepwater drilling assets.

There have been a number of other significant developments affecting portfolio companies in recent months.

We have owned stock in WABCO for two years. It is a leading worldwide manufacturer of heavy truck components including air brakes, stability control systems, and automatic transmissions, with major operations in Europe, the U.S. and Japan, as well as rapidly growing countries like China, India, and Brazil.

WABCO was a division of American Standard for many years. In 2007, however, American Standard divested most of its operations, including WABCO, and changed its name to Trane. As part of the restructuring, WABCO received a special "going away present" from its parent. American Standard and other manufacturers of plumbing fixtures had recently lost a price-fixing case in Europe, but its monetary fine had not yet been calculated by the European Union commissioner. American Standard assigned this unknown, but potentially large, liability to WABCO.

In late June, after years of delay, the European Union finally announced the fines for each of the companies involved. WABCO's was €326 million, or about $400 million, an amount on the upper end of the expected range of possible outcomes. Fortunately, WABCO had been saving for this rainy day, and as a result its cash reserves and a modest draw on its credit line are sufficient to pay the $6/share fine.

On balance, WABCO investors view this outcome favorably. The uncertainty is gone. The fine, though large, is manageable, and WABCO can focus on successfully operating its business without this ongoing distraction.

Charles River Labs, a holding dating back to 2003, is a leading supplier of services supporting drug development by pharmaceutical companies, and healthcare research in general. It is best known for its laboratory animals, primarily mice and rats, a business which it dominates worldwide.

In May, Charles River announced a major acquisition. It was planning to purchase WuXi Pharma Tech, the leading Chinese provider of early-stage drug development services. The price — $1.6 billion.

On the surface the deal made a lot of sense. WuXi was a fast-growing company with decent margins. Its strength in chemistry nicely complemented Charles River's in biology. Charles River had recently opened a facility in China, clearly a rapidly growing market. Revenue synergies and cost savings were reasonable expectations.

There were, however, two aspects of the acquisition which we did not like. First, it was very expensive. Charles River was paying six times WuXi's sales of about $275 million at the same time that the market was valuing Charles River's sales at just two times. Using operating income (EBIT), Charles River was paying 30x while its own valuation was 11x.

Second, we saw major integration risk. Charles River's track record in this regard was uninspiring. Keeping WuXi's two thousand Chinese scientists happy after its acquisition by an American company will be a major challenge for Charles River.

We sold all of our Charles River stock following the acquisition announcement. As the reader will recall, a record of intelligent reinvestment of cash flow is an important component of the investment case for each of our portfolio companies. We felt that Charles River no longer passed that test.

Noble Corp, first purchased in 2001, is a leading oil and gas drilling contractor, with a fleet ranging from drillships and semisubmersibles capable of deepwater activity (10,000 feet +) to jackups which typically drill in a few hundred feet of water.

We had long admired Noble's judicious deployment of capital, ordering new vessels when shipyards had excess capacity, and generally not proceeding without a long-term contract with a major oil company to reduce the project risk.

Over the last few years Noble has been hoarding capital — letting balance sheet cash build and paying down debt. This reflected the rash of spec-builds filling shipyard order books and the resulting high vessel prices.

More recently, however, new orders have evaporated and some recently constructed drilling rigs are for sale. Noble has chosen to seize this opportunity and in late June announced a major acquisition and expanded newbuild program. Noble is buying Frontier Drilling, which has two drillships under construction as well as four older, though upgraded, drillships and semis. Essentially all of the vessels are under long-term contract with Shell. Cost — $2.7 billion.

In addition to the Frontier deal, Noble simultaneously announced 10-year contracts with Shell on two ultra-deepwater drillships, one (Globetrotter) under construction, and the other ("Globetrotter II") to be started soon. Cost — $1 billion.

Combined, the Frontier and Shell agreements represent a $3.7 billion outlay, or roughly three years of Noble's investable cash flow. They increase Noble's backlog from $7 billion to $13 billion, second in the industry only to Transocean. Most important, they demonstrate Noble's ability to patiently await the right time to deploy capital and then to act decisively, adding well-priced assets combined with attractive long-term contracts from a top-tier oil company. The expected result, a good return for shareholders.

Lincare has been in the portfolio since the year 2000. It is the leading provider of home oxygen equipment, as well as related products and services, including pulmonary pharmaceuticals and products to treat sleep apnea. We feel Lincare has been effectively managed as it has steadily gained market share while earning high operating margins and returns on capital.

Home oxygen has seen periodic price declines for over a decade, driven by reimbursement reductions for Medicare patients instigated by Congress or the Center for Medicare Services (CMS). In response the industry has reduced services and cut other costs, but overall the price reductions have been too large to be offset, and many operators have been forced to shut down, unable to operate profitably or to sell their business. At the same time, Lincare has achieved 10% plus annual organic growth, making few acquisitions, while maintaining high, though volatile margins.

More recently, Congress has directed CMS to experiment with competitive bidding as a way to further reduce Medicare's home oxygen costs while preserving the viability of the industry. In early July, CMS announced the results of its competitive bidding process in an initial nine markets. Though industry expectations had been for price reductions in the 10-20% range, the actual number announced was a 33% cut. Lincare was selected as one of the "winning" bidders in only two of the markets. In the other seven markets it will be able to service existing customers but not take on new ones. Lincare's stock price declined about 15% on the announcement.

CMS's actions fly in the face of our industry thesis, which is that the higher cost structure of its competitors would allow Lincare to earn decent returns while others are losing money and withdrawing from markets. Lincare's higher price bids in the test market are an indication that the company believes the prices announced by CMS are not sufficient to keep most oxygen providers in business.

These new rates will take effect (in the test markets) at the start of January 2011. We should learn relatively quickly if our thesis is valid.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, Perennial@firstpacad.com.

Respectfully submitted,

Eric S. Ende
President and Portfolio Manager
July 26, 2010

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2010
	1 Year	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	19.07%	1.62%	8.14%
FPA Perennial Fund, Inc. (Net of Sales Charge)	12.82%	0.53%	7.56%
Lipper Mid-Cap Core Fund Average	21.64%	0.58%	2.34%
Russell 2500 Index	24.03%	0.98%	4.15%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2010 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

June 30, 2010

Common Stocks		92.6%
Business Services & Supplies	23.0%
Producer Durable Goods	21.6%
Retailing	15.0%
Health Care	12.1%
Transportation	8.1%
Energy	7.9%
Technology	4.9%
Short-Term Investments		7.5%
Other Assets and Liabilities, net		(0.1)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2010
(unaudited)

Shares
NET PURCHASES
Common Stocks
Bio-Rad Laboratories, Inc. (Class A)	12,400
Copart, Inc.	18,100
Graco Inc.	4,300
VCA Antech, Inc.	12,600
NET SALES
Common Stocks
Brown & Brown, Inc. (1)	315,200
Charles River Laboratories International, Inc. (1)	272,700
Helix Energy Solutions Group, Inc.	43,500
Knight Transportation, Inc.	22,900
Signet Jewelers Ltd.	33,100
WABCO Holdings, Inc.	15,200

(1)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2010

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 23.0%
Brady Corporation (Class A)	234,100	$5,833,772
CLARCOR, Inc.	165,300	5,871,456
Copart, Inc.*	196,800	7,047,408
Landauer, Inc.	9,200	560,096
Life Technologies Corporation*	293,700	13,877,325
Manpower Inc.	160,500	6,930,390
ScanSource, Inc.*	452,801	11,288,329
		$51,408,776
PRODUCER DURABLE GOODS — 21.6%
Actuant Corporation (Class A)	238,100	$4,483,423
Franklin Electric Co., Inc.	152,900	4,406,578
Graco Inc.	205,300	5,787,407
HNI Corporation	367,900	10,150,361
IDEX Corporation	191,650	5,475,440
WABCO Holdings, Inc.	355,000	11,175,400
Zebra Technologies Corporation (Class A)*	267,700	6,791,549
		$48,270,158
RETAILING — 15.0%
CarMax, Inc.*	580,700	$11,555,930
O'Reilly Automotive, Inc.*	243,500	11,580,860
Signet Jewelers Ltd.*	374,900	10,309,750
		$33,446,540
HEALTH CARE — 12.1%
Bio-Rad Laboratories, Inc.*	91,700	$7,931,133
Lincare Holdings Inc. (Class A)*	400,950	13,034,885
Varian Medical Systems, Inc.*	28,100	1,469,068
VCA Antech, Inc.*	182,000	4,506,320
		$26,941,406
TRANSPORTATION — 8.1%
Heartland Express, Inc.	558,200	$8,105,064
Knight Transportation, Inc.	494,700	10,012,728
		$18,117,792
ENERGY — 7.9%
FMC Technologies, Inc.*	119,200	$6,277,072
Helix Energy Solutions Group, Inc.*	210,000	2,261,700
Noble Corporation	298,300	9,220,453
		$17,759,225

PORTFOLIO OF INVESTMENTS

June 30, 2010

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TECHNOLOGY — 4.9%
Maxim Integrated Products, Inc.	214,700	$3,591,931
Microchip Technology, Incorporated	262,000	7,267,880
		$10,859,811
TOTAL COMMON STOCKS — 92.6% (Cost $149,615,360)		$206,803,708
SHORT-TERM INVESTMENTS — 7.5% (Cost $16,687,966)
Chevron Funding Corporation — 0.11% 07/02/2010	$11,000,000	$10,999,966
General Electric Company — 0.08% 07/01/2010	5,688,000	5,688,000
		$16,687,966
TOTAL INVESTMENTS — 100.1% (Cost $166,303,326)		$223,491,674
Other assets and liabilities, net — (0.1)%		(194,057)
NET ASSETS — 100.0%		$223,297,617

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $149,615,360)	$206,803,708
Short-term investments — at amortized cost (maturities 60 days or less)	16,687,966	$223,491,674
Cash		826
Receivable for:
Capital stock sold	$346,954
Dividends & accrued interest	16,879	363,833
		$223,856,333
LIABILITIES
Payable for:
Capital stock repurchased	$369,492
Advisory fees and financial services	150,835
Accrued expenses	38,389	558,716
NET ASSETS		$223,297,617
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 7,492,002 outstanding shares		$74,920
Additional paid-in capital		177,083,878
Accumulated net realized loss on investments		(10,436,981)
Accumulated net investment loss		(612,548)
Unrealized appreciation of investments		57,188,348
NET ASSETS		$223,297,617
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$29.80
Maximum offering price per share (100/94.75 of per share net asset value)		$31.45

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

INVESTMENT INCOME
Dividends		$907,085
Interest		12,292
		$919,377
EXPENSES:
Advisory fees	$816,262
Transfer agent fees and expenses	171,089
Financial services	121,733
Reports to shareholders	38,626
Audit fees	36,700
Registration fees	25,274
Custodian fees and expenses	18,688
Directors fees and expenses	18,345
Line of credit	16,389
Insurance	8,487
Legal fees	7,188
Other fees and expenses	2,474	1,281,255
Net investment loss		$(361,878)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$17,924,936
Cost of investment securities sold	17,012,420
Net realized gain on investments		$912,516
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$63,869,399
Unrealized appreciation at end of period	57,188,348
Change in unrealized appreciation of investments		(6,681,051)
Net realized and unrealized loss on investments		$(5,768,535)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(6,130,413)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2010		For the Year Ended December 31, 2009
CHANGES IN NET ASSETS
Operations:
Net investment loss	$(361,878)		$(244,567)
Net realized gain (loss) on investments	912,516		(3,386,996)
Change in unrealized appreciation (depreciation) of investments	(6,681,051)		81,655,915
Change in net assets resulting from operations		$(6,130,413)		$78,024,352
Distributions to shareholders from:
Net investment income		—		(16,470)
Capital Stock transactions:
Proceeds from Capital Stock sold	$16,775,124		$24,795,364
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		14,147
Cost of Capital Stock repurchased*	(26,691,086)	(9,915,962)	(49,987,389)	(25,177,878)
Total change in net assets		$16,046,375		$53,633,340
NET ASSETS
Beginning of period		239,343,992		186,513,988
End of period		$223,297,617		$239,343,992
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		532,865		984,673
Shares issued to shareholders upon reinvestment of dividends and distributions		—		561
Shares of Capital Stock repurchased		(851,782)		(2,087,515)
Change in Capital Stock outstanding		(318,917)		(1,102,281)

*  Net of redemption fees of $11,138 and $11,969 collected for the periods ended June 30, 2010 and December 31, 2009, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value at beginning of period	$30.64		$20.93	$34.14	$34.64	$34.39	$31.14
Income from investment operations:
Net investment income (loss)	$(0.05)		$(0.03)	$0.07	$0.15	$0.26	$0.10
Net realized and unrealized gain (loss) on investment securities	(0.79)		9.74	(12.89)	2.26	1.13	3.89
Total from investment operations	$(0.84)		$9.71	$(12.82)	$2.41	$1.39	$3.99
Less distributions:
Dividends from net investment income	—		— *	$(0.07)	$(0.16)	$(0.25)	$(0.10)
Distributions from net realized capital gains	—		—	(0.32)	(2.75)	(0.89)	(0.64)
Total distributions	—		— *	$(0.39)	$(2.91)	$(1.14)	$(0.74)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$29.80		$30.64	$20.93	$34.14	$34.64	$34.39
Total investment return**	(2.74)%		46.40%	(37.84)%	7.10%	4.06%	12.81%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$223,298		$239,344	$186,514	$391,245	$554,305	$490,410
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.07	%†	1.09%	1.02%	0.96%	0.91%	0.90%
After reimbursement from Adviser	1.07	%†	1.07%	1.02%	0.96%	0.91%	0.90%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.30	)%†	(0.14)%	0.22%	0.37%	0.75%	0.37%
After reimbursement from Adviser	(0.30	)%†	(0.12)%	0.22%	0.37%	0.75%	0.37%
Portfolio turnover rate	2	%†	3%	11%	10%	16%	10%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $2,212,658 for the period ended June 30, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum

NOTES TO FINANCIAL STATEMENTS

Continued

distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2010, for federal income tax purposes was $152,317,164. Gross unrealized appreciation and depreciation for all investments at June 30, 2010 for federal income tax purposes was $60,510,760 and $6,024,216, respectively, resulting in net unrealized appreciation of $54,486,544. As of and during the period ended June 30, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2005 or by state tax authorities for years ended on or before December 31, 2004.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2010, the Fund paid aggregate fees of $18,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2010, the Fund collected $11,138 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the period ended June 30, 2010, FPA Fund Distributors, Inc. ("Distributor"), wholly owned subsidiary of the Adviser, received $6,700 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2010:

Level 1 — Quoted prices	$206,803,708	*
Level 2 — Other significant observable inputs	16,687,966	**
Level 3 — Significant unobservable inputs	—
Total investments	$223,491,674

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. The line of credit is renewable annually. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the period ended June 30, 2010, the Fund had no borrowings under the agreement.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2010

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2009	$1,000.00	$1,000.00
Ending Account Value June 30, 2010	$972.60	$1,019.63
Expenses Paid During Period*	$5.23	$5.37

*  Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2010 (181/365 days).

DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Company	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (74)*	Director & Chairman† Years Served: 12	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Director† Years Served: 1	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Lawrence J. Sheehan – (77)*	Director† Years Served: 19	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	2

Eric S. Ende – (65)	Director†, President & Portfolio Manager Years Served: 26	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (56)	Executive Vice President & Portfolio Manager Years Served: 14	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (50)	Treasurer Years Served: 13	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 27	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (52)	Chief Compliance Officer Years Served: 15	Vice President and Chief Compliance Officer of the Adviser. Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Commitee Member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

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FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                                                          Code of Ethics. Not Applicable to this semi-annual report.

Item 3.                                                          Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.                                                          Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.                                                          Audit Committee of Listed Registrants. Not Applicable.

Item 6.                                                          Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                                                          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                                                          Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.                                                          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                                                    Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                                                    Controls and Procedures.

(a)                                The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                               There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                    Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)                  Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)                  Not Applicable

(b)                               Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 25, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 25, 2010